ACCRUED EXPENSES AND OTHER (Schedule of Other Account Payable and Accrued Expenses) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Other account payable and accrued expenses:
Employees and payroll accruals	$ 3,951	$ 3,463
Accrued expenses	971	315
Authorities	200	327
Advances from customers	2,778	1,739
Warranty provision	243	243
Accrued royalties and rebate sales commissions	1,448	421
Other	95	451
Total other account payable and accrued expenses	$ 9,686	$ 6,959